SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2008

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	identification No.)

38 Corporate Circle, Albany, New York		12203

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (518) 452-1242

None

(Former name or former address, if changed since last report.)

ITEM 8.01. OTHER EVENTS

On January 17, 2008, Trans World Entertainment Corporation issued a press release reporting that it will close its North Canton, Ohio distribution center and its fixture facility in Johnstown, NY as part of its program to streamline its operations. A copy of Trans World Entertainment Corporation’s press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is being furnished under Item 8.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS. The following is furnished as an Exhibit to this Report:

Exhibit
No.	Description
---------	--------------

99.1	Trans World Entertainment Corporation Press Release dated January 17, 2008.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

/s/ John J. Sullivan
Date: January 18, 2008	--------------------------------------------
John J. Sullivan
Executive Vice President-Finance, Chief
Financial Officer and Secretary

Exhibit
No.	Description
---------	--------------

99.1	Trans World Entertainment Corporation Press Release dated January 17, 2008.